SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                   ________________________________________
                                   FORM 8-K
                   ________________________________________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 17, 2007

                 BROMWELL FINANCIAL FUND, LIMITED PARTNERSHIP
              (Exact Name of Registrant as Specified in Charter)

        Delaware                   333-85755                 51-037638
 (State or jurisdiction         Commission file           (I.R.S. Employer
    of incorporation)               number               Identification No.)

                             505 Brookfield Drive
                             Dover, Delaware 19901
                   (Address of Principal Executive Offices)

                                (800) 331-1532
                        (Registrant's Telephone Number)

                                     None
        (Former name or former address, if changed since last report.)

[  ]	Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[  ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[  ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

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Item 1. Registrant's Business and Operations.

None.

Item 2  Financial Information

None.

Item 3. Securities and Trading Markets.

None.

Item 4.01	Changes in Registrant's Certifying Accountant.

None.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a
Related Audit Report or Completed Interim Review.

(a) Michael Pacult, as sole officer and director of the corporate general partner of the Registrant, has concluded that previously issued quarterly and annual financial statements of the Registrant should no longer be relied upon because of a change in the date expenses are charged, which has resulted in substantial changes to the net loss reported for prior reporting periods.

  (1) On August 17, 2007, Mr. Pacult concluded that the Registrant's financial statements for the first quarter of 2007 and the years ended 2006 and 2005 cannot be relied on and a restatement of those financial statements will be required.

  (2) These restatements are required to comply with current accounting guidelines that require offering costs incurred after the initial effective date, March 16, 2000, to be expensed as incurred. The Registrant ceased trading on January 10, 2005 and subsequently redeemed all limited partners, except an affiliate of the General Partner. The Registrant has incurred audit, legal and other expenses since then to maintain the registration of its securities. These costs were previously reflected as an Asset on the Balance Sheet as Reimbursable Reorganization Costs. However, they will be expensed as incurred in the restated financials, reflected as a Liability on the Balance Sheet and reflected as Expenses on the Statement of Operations.

  (3) Mr. Pacult has discussed the matter disclosed in this filing with Jordan Patke and Associates, Ltd., certified public accountants, the Registrant's independent auditor.

  (4) The Registrant will restate its previously issued financial statements for (1) the period ended March 31, 2007 appearing in the Registrant's Form 10-Q filed May 21, 2007 and (2) the years ended 2005 and 2006 appearing in the Registrant's Form 10-K filed April 3, 2007 as amended July 3, 2007. The Registrant is working diligently to complete the restatement and to file the appropriate Form 10-Q/A and 10-K/A by August 31, 2007.

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Item 5. Corporate Governance and Management.

None.

Item 6. Asset-Backed Securities.

None.

Item 7. Regulation FD.

None.

Item 8. Other Events.

None.

Item 9. Financial Statements and Exhibits.

None.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this 8-K report to be signed on its behalf by the undersigned hereunto duly authorized.

 					Registrant:	Bromwell Financial Fund,
 							Limited Partnership
 					By Belmont Capital Management, Inc.
 					Its General Partner


 					By: /s/ Michael Pacult
 					Mr. Michael Pacult
 					Sole Director, Sole Shareholder,
 					President, and Treasurer of the General Partner

Date:	August 21, 2007

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